Intangible Assets	12 Months Ended
Dec. 31, 2021
Disclosure Of Intangible Assets [Line Items]
Intangible Assets
20.
Intangible Assets

Intangible assets of the Group correspond to capitalized expenses related to internally generated software and the intangible asset acquired described below in this Note in section "Intangible Asset Acquisition".

The following table provides information about each class of intangible assets held by the Group as of December 31, 2021 and 2020. Intangible assets are stated at cost less accumulated amortization:

	2021			2020
At January 1, 2020	Internally generated software	Acquired intangible assets (ii)	Total	Internally generated software
Cost	4,989	—	4,989	1,983
Accumulated amortization	(836)	—	(836)	(180)
Opening book value as at January 1, 2021	4,153	—	4,153	1,803
Additions (i)	7,398	39,335	46,733	3,006
Amortization of the year	(2,343)	(1,574)	(3,917)	(656)
Total as at December 31, 2021	9,208	37,761	46,969	4,153
Cost	12,387	39,335	51,722	4,989
Accumulated amortization	(3,179)	(1,574)	(4,753)	(836)

(i)
The additions of the year include USD 2,984 (USD 1,494 in 2020) related to capitalized salaries and wages.
(ii)
Acquired intangible assets comprises merchant agreements, as detailed in "Intangible Asset Acquisition" below.

At December 31, 2021 and 2020 no indicator of impairment related to intangible assets existed, so the Group did not perform and impairment test. See Note 2. 8: Intangible assets for accounting policies relevant to intangible assets and Note 2.9: Impairment of non-financial assets for policy regarding impairments.

Intangible Asset Acquisition

In addition, on March 11, 2021, with effective date April 1, 2021, dLocal signed a contract to acquire certain assets from Primeiropay S.A.R.L and PrimeiroPay Technology GmbH (“Primeiropay”) in accordance with the Transfer of a Going Concern Agreement (“the Agreement”) signed between the parties, for a consideration of USD 40.0 million, of which USD 1.33 million is contingent consideration (subject to the achievement of the “earn-out”) and USD 38.67 million was an immediate cash consideration, with an effective date of April 1, 2021. According to Management’s estimates, the fair value of the contingent consideration is USD 665, and would be paid during 2022.

Primeiropay is an international payment service provider that delivers payment services for international merchants that want to accept payments from their international customers without setting up a local entity through processing all cards and payment methods domestically in local currencies. The asset acquisition is expected to increase the Group’s market share through the incorporation of new global merchants processing payments in emerging markets. Details of the purchase consideration are as follows:

Purchase consideration	USD
Cash paid	38,670
Contingent consideration at fair value	665
Total Purchase Consideration	39,335

The Group applied the concentration test detailed on Paragraph B7B of IFRS 3 – Business Combinations, to assess whether the acquired set of activities and assets were or not a business. The concentration test was met since substantially all the fair value of the gross assets acquired was concentrated in a group of similar identifiable assets (i.e. intangible assets related to merchant agreements) and the intellectual property that is attached to them. Consequently, the transaction was classified as an asset acquisition, outside of the scope of IFRS 3 (Paragraph 2b).

Recognition of assets acquired

On April 1, 2021 the Group recognized the assets acquired (mainly merchant agreements) as a single intangible asset in accordance with IAS 38 – Intangible Assets. The Group estimated the amortization period for such single intangible asset to be 18.75 years.